UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 7, 2024
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CURO GROUP HOLDINGS CORP
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W Hubbard Street, 8th Floor, Chicago, IL		60654
(Address of Principal Executive Offices)		(Zip Code)

(312) 470-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement

On February 7, 2024, CURO Group Holdings Corp. (the “Company”), the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and collateral agent, entered into a supplemental indenture (the “1.5L Supplemental Indenture”) to the indenture (the “1.5L Indenture”) governing the Company’s outstanding 7.500% Senior 1.5 Lien Secured Notes due 2028 (the “1.5L Notes”).

The Company entered into the 1.5L Supplemental Indenture following receipt of the consent from holders of at least a majority in aggregate principal amount of the 1.5L Notes (the “Required Consents”) pursuant to its previously announced consent solicitation (the “Consent Solicitation”) in order to (a) waive the potential default arising from the Company’s potential failure to maintain liquidity equal to or greater than $75,000,000 as of January 31, 2024 under the 1.5L Indenture and (b) extend the grace period for an interest payment default from five business days to 30 days (which includes the default that occurred under Section 7.01(a) of the 1.5L Indenture as a result of the Company’s failure to make the interest payment due on February 1, 2024) (the “Proposed 1.5L Waiver and Amendment”).

The foregoing description of the 1.5L Supplemental Indenture is a summary and is qualified in its entirety by reference to the 1.5L Supplemental Indenture, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.
ITEM 7.01 Regulation FD Disclosure

Liquidity Maintenance Covenants

The Company previously disclosed that as of January 31, 2024 it may not have been in compliance with the liquidity maintenance covenants set forth in the Company’s First Lien Credit Agreement, dated as of May 15, 2023 (the “1.0L Credit Agreement”), the 1.5L Indenture and the Company’s securitization facilities.

Following the launch of the Consent Solicitation, the Company determined that as of January 31, 2024, the Company was in compliance with the liquidity maintenance covenants set forth in the 1.0L Credit Agreement, the 1.5L Indenture and the Company’s securitization facilities; therefore, no liquidity default under such debt facilities occurred as of such date.

Press Release

On February 8, 2024, the Company issued a press release announcing the expiration of the Consent Solicitation, the receipt of the Required Consents to effect the Proposed 1.5L Waiver and Amendment and the entry into the 1.5L Supplemental Indenture in connection therewith.

A copy of the Company’s press release announcing such matters is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Stakeholder Discussions

As previously announced, the Company and its advisors continue to be engaged in discussions with certain of its key lenders and other stakeholders regarding a potential comprehensive financial restructuring to strengthen the Company’s balance sheet and financial position. These discussions remain ongoing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements include assumptions about various matters, such as the Company’s continued discussions with certain of its key lenders and other stakeholders and the outcome or timing of such process. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” "anticipate," “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including the risk that the Company will be unable to execute on a comprehensive financial restructuring and the risk that the Company’s discussions with its lenders and other stakeholders will be unduly delayed or unsuccessful, as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

ITEM 9.01     Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
4.1
Supplemental Indenture, dated as of February 7, 2024, by and among CURO Group Holdings Corp., the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and collateral agent

99.1	Press Release, dated February 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of February, 2024.

                        CURO Group Holdings Corp.
                        By: /s/ Ismail Dawood
                        Ismail Dawood
                        Chief Financial Officer